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                                                                       EXHIBIT 1

                         AGREEMENT RE JOINT FILING OF
                                 SCHEDULE 13D
                                ______________

     The undersigned hereby agrees as follows:

               (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

               (ii) Each of them is responsible for the timely filing of such
     Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     Dated: October 10, 1996

                              GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                              By:  GTCR IV, L.P., its General Partner

                              By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                   its General Partner


                              By:   /s/ Bruce V. Rauner
                                 ----------------------------------------
                                  Name:  Bruce V. Rauner
                                  Title: Principal and Treasurer


                              GTCR IV, L.P.

                              By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                   its General Partner


                              By:   /s/ Bruce V. Rauner
                                 ----------------------------------------
                                  Name:  Bruce V. Rauner
                                  Title: Principal and Treasurer


                              GOLDER, THOMA, CRESSEY, RAUNER, INC.,


                              By:   /s/ Bruce V. Rauner
                                 ----------------------------------------
                                  Name:  Bruce V. Rauner
                                  Title: Principal and Treasurer